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                                                        This document contains 6
                                                        pages. The Exhibit Index
                                                        is located on page 4.



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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported) September 15, 1997

       Mortgage Loan Asset Backed Pass-Through Certificates Trust 1997-A
               (Name of Trust issuing Mortgage Loan Asset Backed
               Pass-Through Certificates, Series 1997-A, Class A)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      333-14253                  59-3247986
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                                 Description
         -----------                                 -----------

             19.1                                    Statement to
                                                     Certificateholders for
                                                     Mortgage Loan Asset Backed
                                                     Pass-Through Certificates,
                                                     Series 1997-A, for
                                                     September 15, 1997
                                                     distribution pursuant to
                                                     Section 6.02 of the Pooling
                                                     and Servicing Agreement
                                                     among Merrill Lynch Credit
                                                     Corporation, as Master
                                                     Servicer, MLCC Mortgage
                                                     Investors, Inc., as
                                                     Company, and Bankers Trust
                                                     Company of California,
                                                     N.A., as Trustee, dated as
                                                     of March 1, 1997.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MERRILL LYNCH CREDIT CORPORATION, as
                                            Master Servicer and on behalf of
                                            MLCC MORTGAGE INVESTORS, INC.



                                            By:  /s/ Steven T. Hardy
                                                 -------------------------------
                                                 Name:  Steven T. Hardy
                                                 Title: Vice President and
                                                        Controller


Dated:   9/15/97


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
                                  Exhibit Index

Exhibit No.                                                                 Page
-----------                                                                 ----

   19.1                       Statement to Certificateholders for
                              Mortgage Loan Asset Backed Pass-Through
                              Certificates, Series 1997-A                     5



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